UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 1, 2025
Encompass Health Corporation
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

9001 Liberty Parkway, Birmingham, Alabama 35242
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.     Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHC	New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers.

On May 1, 2025, the stockholders of Encompass Health Corporation (the “Company”) approved the 2025 Omnibus Performance Incentive Plan, attached to this report as Exhibit 10.1 and incorporated herein by reference, at the Company’s 2025 annual meeting of stockholders (the “Annual Meeting”).

Item 5.07. Submission of Matters to a Vote of Security Holders.
During the Annual Meeting on May 1, 2025, the stockholders of the Company voted on the following:
1.election of the 10 persons nominated by the Company’s board of directors (the “Board”);
2.ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm;
3.approval of the compensation of the Company’s named executive officers, as disclosed in the proxy statement filed on April 1, 2025 pursuant to the compensation disclosure rules of the Securities and Exchange Commission; and
4.approval of the the Company’s 2025 Omnibus Performance Incentive Plan.
As of the record date for the Annual Meeting, there were 100,967,059 shares of the Company’s common stock issued and outstanding. Each share of common stock was entitled to one vote on each matter properly brought before the Annual Meeting. The common stock voted together as a class. Votes representing 93.9% of the combined voting power of the common stock were represented by proxy at the Annual Meeting.
The final voting results for the Annual Meeting were as follows:
•Proposal 1, election of directors, each of the nominees was elected:

Name of Nominee	Votes For	Votes Against	Votes Abstained
Greg D. Carmichael	87,805,760	2,107,016	43,957
Edward M. Christie III	89,835,793	78,874	42,066
Joan E. Herman	88,463,822	1,451,610	41,301
Leslye G. Katz	88,349,625	1,565,577	41,531
Patricia A. Maryland	88,728,817	1,186,058	41,858
Kevin J. O’Connor	89,167,078	741,072	48,583
Christopher R. Reidy	88,773,794	1,134,269	48,670
Nancy M. Schlichting	89,294,817	620,632	41,284
Mark J. Tarr	89,683,285	225,327	48,121
Terrance Williams	89,806,099	101,901	48,733

•Proposal 2, ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, passed:

Votes For	Votes Against	Votes Abstained
91,374,755	3,403,771	55,131
•Proposal 3, approval of the compensation of the Company’s named executive officers, passed:

Votes For	Votes Against	Votes Abstained
87,426,450	2,187,504	342,779

•Proposal 4, approval of the the Company’s 2025 Omnibus Performance Incentive Plan, passed:

Votes For	Votes Against	Votes Abstained
85,524,738	4,376,186	55,809
Proposals 1, 3 and 4 each received 4,876,924 broker non-votes. There were no broker non-votes on Proposal 2.

ITEM 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
10.1	Encompass Health Corporation 2025 Omnibus Performance Incentive Plan.
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCOMPASS HEALTH CORPORATION
By:	/S/ Patrick Darby
	Name:	Patrick Darby
	Title:	Executive Vice President, General Counsel and Secretary

Dated: May 2, 2025